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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 02/01/2005

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

                   TX                                    74-1787539
      (State or Other Jurisdiction of                 (I.R.S. Employer
       Incorporation or Organization)                Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                       Items to be Included in this Report


Item 8.01. Other Events

On February 1, 2005 Clear Channel Communications, Inc. announced that its Board of Directors authorized an additional share repurchase program, permitting the Company to repurchase an incremental $1 billion of its common shares over the next 12 months.

Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

         (c) Exhibits

99.1     Press Release of Clear Channel Communications, Inc. issued February 1, 2005.



                                  Signature(s)


      Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                        CLEAR CHANNEL COMMUNICATIONS, INC.

      Date: February 2, 2005            By: /s/  HERBERT W. HILL, JR.
                                            ------------------------------------
                                            Herbert W. Hill, Jr.
                                            Sr. Vice President/Chief Accounting
                                            Officer



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                                INDEX TO EXHIBITS

99.1     Press Release of Clear Channel Communications, Inc. issued February 1, 2005.